Summary Prospectus	December 27, 2013

Performance Trust Strategic Bond Fund (Symbol: PTIAX)

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 27, 2013 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http:// www.PTAMfunds.com.  You can also get this information at no cost by calling 1-877-738-9095 or by sending an email request to info@PTAMfunds.com.

SUMMARY PROSPECTUS

Investment Objective
The investment objective of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) is to purchase undervalued fixed-income assets and achieve investment returns through interest income and potential capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Bond Fund.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.28%
Total Annual Fund Operating Expenses(1)	0.88%
Fee Waiver/Expense Recoupment	0.07%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Recoupment(2)	0.95%

(1)
Please note that Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus, which does not include Acquired Fund Fees and Expenses, which are less than 0.01% of the Strategic Bond Fund’s average net assets.

(2)
Pursuant to an operating expense limitation agreement between the Strategic Bond Fund’s investment adviser, PT Asset Management, LLC (the “Adviser”), and the Strategic Bond Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, leverage and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses) for the Strategic Bond Fund does not exceed 0.95% of the Strategic Bond Fund’s average annual net assets through at least December 29, 2014.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses described herein.

Example
This Example is intended to help you compare the costs of investing in the Strategic Bond Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Strategic Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Strategic Bond Fund’s operating expenses remain the same (taking into account the expense limitation through December 29, 2014).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$290	$497	$1,093

Portfolio Turnover
The Strategic Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Strategic Bond Fund’s performance.  During the most recent fiscal year, the Strategic Bond Fund’s portfolio turnover rate was 67.22% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Strategic Bond Fund intends to invest at least 80% of its net assets in fixed-income instruments.  “Fixed-income instruments” include bonds, debt securities and other fixed-income instruments issued by various U.S. Government or private-sector entities.

The Strategic Bond Fund will invest in fixed-income instruments guaranteed by, or secured by collateral that is guaranteed by, the U.S. Government, its agencies, instrumentalities or sponsored corporations.  This may include direct obligations of the U.S. Government or its agencies or instrumentalities or sponsored corporations, as well as mortgage-backed securities of the U.S. Government or its agencies.

The Strategic Bond Fund’s investments in debt securities may also consist of residential mortgage-backed securities (“RMBS”) in the prime and “Alt-A” first lien mortgage sectors.  Alt-A is one of three general classifications of mortgages along with prime and subprime.  The risk profile of Alt-A mortgages falls between prime and subprime.

The Strategic Bond Fund’s remaining investments will consist of fixed-income instruments and other investments including, but not limited to: asset-backed securities; corporate bonds, including high-yield bonds rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”), commonly known as “junk bonds”; municipal bonds; real estate investment trusts (“REITs”); or other investments.  The Strategic Bond Fund may also invest a portion of its assets in derivative instruments, including futures contracts, options and swaps as a substitute for taking positions in fixed-income instruments or to reduce exposure to other risks.

The Strategic Bond Fund’s portfolio managers intend to construct the Strategic Bond Fund’s investment portfolio with a target weighted average effective duration of no less than one year and no more than ten years.  The duration of the Strategic Bond Fund’s investment portfolio may vary materially from its target from time to time, and there is no assurance that the duration of the Strategic Bond Fund’s investment portfolio will conform to these limits.

SUMMARY PROSPECTUS

The Adviser will use a value-oriented strategy looking for higher-yielding and undervalued fixed-income securities that offer above-average total return.  The Strategic Bond Fund’s investment process begins with an evaluation of both interest rate and credit risk.  Investments are selected for the Strategic Bond Fund by applying a process whereby the Adviser makes a forward projection of the expected value of an investment after a period of time, assuming specific changes in the value of the investment or key factors that would affect its value, such as changes in interest rates, yield curve shifts and time horizons.  For fixed-income instruments with credit components, a careful assessment of credit risk is made.  Investments with superior risk/reward characteristics with respect to criteria such as price, interest rate sensitivity and credit quality, are selected for the Strategic Bond Fund’s portfolio.

The Strategic Bond Fund’s portfolio turnover rate is not intended to be high, although a higher turnover rate may occur as market conditions warrant.  The Strategic Bond Fund’s portfolio managers may sell an investment to satisfy redemption requests, when a security no longer satisfies the Strategic Bond Fund’s investment criteria as described above, or when a more attractive investment opportunity becomes available.

Principal Risks
Before investing in the Strategic Bond Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Strategic Bond Fund.

The principal risks of investing in the Strategic Bond Fund include:

Management Risk
Strategies employed by the Adviser in selecting investments for the Strategic Bond Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

General Market Risk
U.S. and international markets have experienced significant volatility in recent years, which has adversely affected the debt markets.  The U.S. mortgage-backed securities market in particular has experienced recent difficulties that may adversely affect the value of certain mortgage-backed securities held by the Strategic Bond Fund.  These market difficulties have reduced investor demand for mortgage-backed securities resulting in limited liquidity for such securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.  If the U.S. economy continues to experience difficulties, the incidence of mortgage foreclosures may increase, which may adversely affect the value of the mortgage-backed securities owned by the Strategic Bond Fund.

Fixed-Income Securities Risks
Interest rates may go up resulting in a decrease in the value of the fixed-income securities held by the Strategic Bond Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Mortgage-Backed Securities Risk:

➢
Credit and Market Risks of Mortgage-Backed Securities.  The mortgage loans or the guarantees underlying mortgage-backed securities are subject to the risk of default or may otherwise fail, leading to non-payment of interest and principal.

➢
Prepayment Risk of Mortgage-Backed Securities.  In times of declining interest rates, the Strategic Bond Fund’s higher yielding securities will be prepaid and the Strategic Bond Fund will have to replace them with securities having a lower yield.

➢
Extension Risk of Mortgage-Backed Securities.  In times of rising interest rates, mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

➢	Inverse Floater, Interest-Only and Principal-Only Securities Risk. These securities are extremely sensitive to changes in interest rates and prepayment rates.

SUMMARY PROSPECTUS

Residential Mortgage-Backed Securities Risk
RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities.  Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.  The risks associated with RMBS are greater for those in the Alt-A first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS.  Recently, delinquency and defaults on residential mortgages have increased and may continue to increase.

Asset-Backed Securities Risk
The impairment of the value of the collateral underlying a security in which the Strategic Bond Fund invests such as non-payment of loans, will result in a reduction in the value of the security.

Government-Sponsored Entities Risk
The Strategic Bond Fund invests in securities issued or guaranteed by government-sponsored entities.  However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

High-Yield Fixed-Income Securities Risk
The fixed-income securities held by the Strategic Bond Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.  Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Liquidity Risk
There may be no willing buyer of the Strategic Bond Fund’s portfolio securities and the Strategic Bond Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

Real Estate Investment Trust Risk
A REIT’s share price may decline because of adverse developments affecting the real estate industry including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

Derivative Securities Risk
The Strategic Bond Fund’s use of derivatives may cause losses due to the unexpected effect of market movements on a derivative’s price, or because the derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Strategic Bond Fund is unable to liquidate a position because of an illiquid secondary market.

Performance

The following tables show historical performance of the Strategic Bond Fund and provide some indication of the risks of investing in the Strategic Bond Fund by showing how the Strategic Bond Fund’s average annual total returns compare with those of a broad measure of market performance.  Past performance (before and after taxes) does not guarantee future results.  Recent performance information for the Strategic Bond Fund is available on the Strategic Bond Fund’s website at www.PTAMfunds.com or by calling 1-877-738-9095.

Calendar Year Total Return as of December 31, 2012

The Fund’s calendar year-to-date return as of September 30, 2013 was -0.47%.  During the period shown in the bar chart, the best performance for a quarter was 5.91% (for the quarter ended September 30, 2012).  The worst performance for a quarter was 0.75% (for the quarter ended June 30, 2011).

Average Annual Total Returns
	For the Periods Ended December 31, 2012
	One Year	Since Inception (8/31/10)(1)
Return Before Taxes	14.66%	11.15%
Return After Taxes on Distributions	12.78%	9.34%
Return After Taxes on Distributions and Sale of Fund Shares	9.52%	8.47%
Barclays Capital Aggregate Bond Index	4.21%	4.59%
(reflects no deduction for fees, expenses or taxes)

(1)	Fund commenced investment operations on September 1, 2010.

SUMMARY PROSPECTUS

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
PT Asset Management, LLC serves as the Strategic Bond Fund’s investment adviser.

Portfolio Managers
The following individuals have served as portfolio managers to the Strategic Bond Fund since the Strategic Bond Fund commenced operations in September 2010:

Name	Primary Title
G. Michael Plaiss, CFA	Portfolio Manager
Anthony J. Harris, CPA	Portfolio Manager

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares by mail (Performance Trust Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 1-877-738-9095.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment amount for Retail Class shares of the Municipal Bond Fund is $2,500.  The minimum initial investment amount for the Strategic Bond Fund and Institutional Class shares of the Municipal Bond Fund is $5,000.  Effective December 31, 2012, the minimum investment initial amount for Institutional Class shares of the Municipal Bond Fund will be increased to $1,000,000.  Subsequent investments may be made with a minimum investment amount of $500.

Tax Information
The Strategic Bond Fund’s distributions are taxable, and will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  The Municipal Bond Fund intends to make tax-exempt distributions that are exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax.  The Municipal Bond Fund may also make distributions that are taxable as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.